UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2024
PORCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)
(855) 767-2400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On August 6, 2024, Porch Group, Inc. (the “Company” or "Porch") issued an earnings release announcing financial results for its second quarter ended June 30, 2024. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
Porch recently completed a contribution of a total of 18,312,208 newly issued shares of its common stock to Homeowners of America Insurance Company (“HOA”), its insurance carrier subsidiary. The contribution was completed across two issuances: 13,812,208 shares on July 31, 2024 and 4,500,000 shares on June 26, 2024.
This contribution supports the planned transition of Porch’s insurance underwriting business to a reciprocal exchange and helps to bolster HOA’s balance sheet strength and financial stability rating after second quarter 2024 weather impacted surplus. In addition, the contribution strengthens HOA’s long-term surplus position, which better positions HOA for any future third party surplus note capital raise, and is expected to support premium growth in 2025 and beyond.
Collectively, the shares contributed by Porch to HOA represent approximately 18.3% of the Company’s common stock outstanding prior to the initial contribution. The value of the shares as of the end of each quarter, as determined based on statutory financial guidelines, will be included in HOA’s statutory financial statements. While the shares contributed to HOA have been issued and are outstanding, as provided under Delaware law, these shares will neither be entitled to vote nor be counted for quorum purposes so long as HOA (or any successor transferee) holds the shares and is a direct or indirect subsidiary of Porch or is otherwise controlled, directly or indirectly, by Porch.
The above-described equity contributions from Porch to HOA were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Porch intends to file in the near term a registration statement with the Securities and Exchange Commission (the “SEC”) to register these shares of common stock contributed to HOA.
Item 7.01. Regulation FD Disclosure.
On August 6, 2024, the Company will host an earnings call at 5:00 p.m. Eastern time to discuss its financial results for the quarter ended June 30, 2024. Live and archived webcasts of the presentation will also be available on the Company’s investor relations website at https://ir.porchgroup.com.
On August 6, 2024, the Company posted supplemental investor materials on its investor relations website. The Company uses its investor relations website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website in addition to following the Company’s press releases, SEC filings and public conference calls and webcasts.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On August 6, 2024, Porch announced that HOA had filed an updated application with the Texas Department of Insurance (“TDI”) seeking its approval to form a Texas reciprocal insurance exchange (the “Reciprocal”) and that Porch had made the share contribution to HOA. If approved by the TDI and fully implemented by the Company, the Company’s insurance underwriting business would be conducted exclusively through the Reciprocal.
A copy of the press release which discusses this matter is furnished hereto as Exhibit 99.2, and incorporated herein by reference.

Forward-Looking Statements
Certain statements in this Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although we, Porch Group, Inc., believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, results of operations, or financial condition, are forward-looking statements. These statements may be, but are not always, preceded by, followed by, or include the words “believe,” “estimate,” “expect,” “project,” “forecast,” “may,” “will,” “should,” “seek,” “plan,” “scheduled,” “anticipate,” “intend,” or similar expressions.
Forward-looking statements are not guarantees of performance or occurrence. You should not put undue reliance on these statements which speak only as of the date hereof, and include statements relating to our strategic initiatives, value-creating benefits of the contribution, benefits to surplus and creation of a buffer against volatility, capital/surplus position, premium growth, future share contribution, voting and quorum rights of contributed shares, valuation of the contributed shares and any discount applied, the filing of a registration statement for and registration of the contributed shares, expectations that HOA will not resell or otherwise transfer the shares, the conditions under which the contributed shares may be sold or transferred, any expectations regarding increases in share price, and the potential formation of a new reciprocal exchange, including its capital, financial and operational impact. You should understand that the following important factors, among others, could affect our future results and condition and could cause those results, condition or other outcomes to differ materially from those expressed or implied in our forward-looking statements:
•the incidence, frequency, and severity of weather events, extensive wildfires, and other catastrophes, including those occurring during our second quarter;
•economic conditions, especially those affecting the housing, insurance, and financial markets;
•expectations regarding revenue, cost of revenue, operating expenses, and the ability to achieve and maintain future profitability;
•existing and developing federal and state laws and regulations, including with respect to insurance, warranty, privacy, information security, data protection, and taxation, and management’s interpretation of and compliance with such laws and regulations;
•our reinsurance program, which includes the use of a captive reinsurer, the success of which is dependent on a number of factors outside management’s control, along with reliance on reinsurance to protect against loss;
•the possibility that a decline in our share price would result in a negative impact to HOA’s surplus position and may require further financial support to enable HOA to meet applicable regulatory requirements and maintain financial stability rating;
•the uncertainty and significance of the known and unknown effects on our insurance carrier subsidiary, Homeowners of America Insurance Company (“HOA”), and us due to the termination of a reinsurance contract following the fraud committed by Vesttoo Ltd. (“Vesttoo”), including, but not limited to, the outcome of Vesttoo’s Chapter 11 bankruptcy proceedings; our ability to successfully pursue claims arising out of the fraud, the costs associated with pursuing the claims, and the timeframe associated with any recoveries; HOA's ability to obtain and maintain adequate reinsurance coverage against excess losses; HOA’s ability to stay out of regulatory supervision and maintain its financial stability rating; and HOA’s ability to maintain a healthy surplus;
•uncertainties related to regulatory approval of insurance rates, policy forms, insurance products, license applications, acquisitions of businesses, or strategic initiatives, including the reciprocal exchange restructuring, and other matters within the purview of insurance regulators (including the discount associated with the contributed shares);
•changes in capital requirements, and the ability to access capital when needed to provide statutory surplus;
•uncertainty related to the timing of the filing, review, and approval of the registration statement related to the contributed shares;
•our ability to timely repay our outstanding indebtedness;
•the ability of the Company and its affiliates to consummate the proposed formation of the reciprocal exchange and the satisfaction of the conditions precedent to consummation of the proposed formation of such exchange, including the ability to secure regulatory approvals (on a state by state basis and initially in Texas) on the terms expected, at all or in a timely manner;

•the ability of the Company to successfully operate its businesses alongside a reciprocal exchange;
•the ability of the Company to implement its plans, forecasts and other expectations with respect to the reciprocal exchange business after the completion of the formation and to realize expected synergies and/or convert policyholders from its existing insurance carrier business into policyholders of the reciprocal exchange;
•potential business disruption following the formation of the reciprocal exchange, as well as other risks and important factors detailed in our public filings with the Securities and Exchange Commission; and
•other risks and uncertainties discussed in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K (“Annual Report”) for the year ended December 31, 2023, and in subsequent reports filed with the Securities and Exchange Commission (“SEC”), all of which are available on the SEC’s website at www.sec.gov.
We caution you that the foregoing list may not contain all of the risks to forward-looking statements made in this Form 8-K.
You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this Form 8-K primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors, including those described in the reports filed with the SEC and elsewhere in this Form 8-K. We disclaim any obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 6, 2024.

99.2	Press Release, dated August 6, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Shawn Tabak
	Name:	Shawn Tabak
	Title:	Chief Financial Officer
Date: August 6, 2024